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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                ---------------------

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


                           Date of Report: February 6, 1998


                          FEDERATED DEPARTMENT STORES, INC.

                       1440 Broadway, New York, New York 10018
                                    (212) 840-1440

                                        -and-

                    7 West Seventh Street, Cincinnati, Ohio 45202
                                    (513) 579-7000




          DELAWARE                 1-13536                 13-3324058
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(State of Incorporation)      (Commission File No.)       (IRS Id. No.)






                               Exhibit Index on Page 4

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ITEM 5.   OTHER EVENTS.

          This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of filing the Underwriting Agreement, dated as of February 2, 1998, between Federated and the underwriters named therein and the form of First Supplemental Trust Indenture, dated as of February 6, 1998, between Federated and Citibank, N.A., as Trustee, as exhibits hereto.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following exhibits are filed herewith:

1. Underwriting Agreement, dated as of February 2, 1998, between Federated Department Stores, Inc. and the underwriters named therein.

2. Form of First Supplemental Trust Indenture, dated as of February 6, 1998, between Federated Department Stores, Inc. and Citibank, N.A., as Trustee.




                                         -2-
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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         FEDERATED DEPARTMENT STORES, INC.



Date: February 6, 1998        By: /s/Dennis J. Broderick
                                 ------------------------------------
                              Dennis J. Broderick
                              Senior Vice President, General Counsel
                                and Secretary

                                         -3-
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                                    EXHIBIT INDEX



EXHIBIT
NUMBER                             DESCRIPTION

1. Underwriting Agreement, dated as of February 2, 1998, between Federated Department Stores, Inc. and the underwriters named therein.

2. Form of First Supplemental Trust Indenture, dated as of February 6, 1998, between Federated Department Stores, Inc. and Citibank, N.A., as Trustee.